Exhibit 3.1

CERTIFICATE OF FORMATION OF

RIO TINTO SAGE LLC

FIRST: The name of the limited liability company is Rio Tinto Sage LLC.

SECOND: The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is the Corporation Service Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Rio Tinto Sage LLC this 19th day of August 2008.

/s/ Shannon S. Crompton
SHANNON S. CROMPTON
Organizer

RIO TINTO SAGE LLC

CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF FORMATION

Rio Tinto Sage LLC, a limited liability company organized and existing under and by virtue of the DELAWARE LIMITED LIABILITY COMPANY ACT, does hereby certify that:

FIRST: Pursuant to Section 4.3 of the Company’s Limited Liability Company Agreement, the Sole Member of the Company has adopted resolutions setting forth a proposed amendment of the Company’s Certificate of Formation and has declared said amendment to be advisable. The resolutions setting forth the proposed amendment are as follows:

IT IS RESOLVED that the Sole Member has determined it advisable to amend the Company’s Certificate of Formation for the sole purpose of changing the name of the Company; and it is further

RESOLVED that the First Article of the Company’s Certificate of Formation shall be amended in its entirety to read as follows:

“FIRST: The name of the limited liability company is Cloud Peak Energy LLC.”

SECOND: Said amendment was duly adopted in accordance with the provisions of Section 18-202 of the DELAWARE LIMITED LIABILITY COMPANY ACT.

IN WITNESS WHEREOF, Rio Tinto Sage LLC has caused this Certificate to be signed by an authorized officer of the Company this 2nd day of October 2009.

RIO TINTO SAGE LLC

By:	/s/ Shannon S. Crompton
SHANNON S. CROMPTON
Its:	Secretary

CLOUD PEAK ENERGY LLC

CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF FORMATION

Cloud Peak Energy LLC, a limited liability company organized and existing under and by virtue of the DELAWARE LIMITED LIABILITY COMPANY ACT, does hereby certify that:

FIRST: Pursuant to Section 5.3 of the Company’s Amended and Restated Limited Liability Company Agreement, the Members of the Company have adopted resolutions setting forth a proposed amendment of the Company’s Certificate of Formation and have declared said amendment to be advisable. The resolutions setting forth the proposed amendment are as follows:

IT IS RESOLVED that the Members have determined it advisable to amend the Company’s Certificate of Formation for the sole purpose of changing the name of the Company; and it is further

RESOLVED that the First Article of the Company’s Certificate of Formation shall be amended in its entirety to read as follows:

“The name of the limited liability company is CPE LLC.”

SECOND: Said amendment was duly adopted in accordance with the provisions of Section 18-202 of the DELAWARE LIMITED LIABILITY COMPANY ACT.

IN WITNESS WHEREOF, Cloud Peak Energy LLC has caused this Certificate to be signed by an authorized officer of the Company this 2nd day of November 2009.

CLOUD PEAK ENERGY LLC

By:	/s/ Shannon S. Crompton
SHANNON S. CROMPTON
Its:	Secretary

CPE LLC

CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF FORMATION

CPE LLC, a limited liability company organized and existing under and by virtue of the DELAWARE LIMITED LIABILITY COMPANY ACT, does hereby certify that:

FIRST: Pursuant to Section 5.3 of the Company’s Amended and Restated Limited Liability Company Agreement, the Members of the Company have adopted resolutions setting forth a proposed amendment of the Company’s Certificate of Formation and have declared said amendment to be advisable. The resolutions setting forth the proposed amendment are as follows:

IT IS RESOLVED that the Members have determined it advisable to amend the Company’s Certificate of Formation for the sole purpose of changing the name of the Company; and it is further

RESOLVED that the First Article of the Company’s Certificate of Formation shall be amended in its entirety to read as follows:

“The name of the limited liability company is Cloud Peak Energy Resources LLC.”

SECOND: Said amendment was duly adopted in accordance with the provisions of Section 18-202 of the DELAWARE LIMITED LIABILITY COMPANY ACT.

IN WITNESS WHEREOF, CPE LLC has caused this Certificate to be signed by an authorized officer of the Company this 9th day of November 2009.

CPE LLC

By:	/s/ Shannon S. Crompton
SHANNON S. CROMPTON
Its:	Secretary